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Ex 33 a)
[Aurora Loan Services logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank
FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended
December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs with respect to the Master Servicing
Platform as of December 31, 2006 and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period.

March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President

2 of 63
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing
Considerations
1122(d)(1)(i)
Policies and procedures are instituted
to monitor any performance or other
triggers and events of default in
accordance with the transaction
agreement
X
1122(d)(1)(ii)
If any material servicing activities
are outsourced to third parties,
policies and procedures are instituted
to monitor the third party's
performance and compliance with
such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back-up
servicer for the pool assets are
maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and
omissions policy is in effect on the
party participating in the servicing
function throughout the reporting
period in the amount of coverage
required by and otherwise in
accordance with the terms of the
transaction agreements.
X
Cash Collection and
Administration
1122(d)(2)(i)
Payments on pool assets are
deposited into the appropriate
custodial bank accounts and related
bank clearing accounts no more than
two business days of receipt, or such
other number of days specified in the
transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire
transfer on behalf of an obligor or to
an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees
regarding collections, cash flows or
distributions, and any interest or
other fees charged for such advances,
are made, reviewed and approved as
X
1
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period.
No assessment of compliance, therefore, is necessary.

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
specified in the transaction
agreements.
1122(d)(2)(iv)
The related accounts for the
transaction, such as cash reserve
accounts or accounts established as a
form of overcollateralization, are
separately maintained (e.g., with
respect to commingling of cash) as
set forth in the transaction
agreements.
X
1122(d)(2)(v)
Each custodial account is maintained
at a federally insured depository
institution as set forth in the
transaction agreements. For purposes
of this criterion, "federally insured
depository institution" with respect
to a foreign financial institution
means a foreign financial institution
that meets the requirements of
240.13k-1(b)(1) of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so
as to prevent unauthorized access.
X
1
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset -backed
securities related bank accounts,
including custodial accounts and
related bank clearing accounts.
These reconciliations: (A) Are
mathematically accurate; (B) Are
prepared within 30 calendar days
after the bank statement cutoff date,
or such other number of days
specified in the transaction
agreements; (C) Are reviewed and
approved by so meone other than the
person who prepared the
reconciliation; and (D) Contain
explanations for reconciling items.
These reconciling items are resolved
within 90 calendar days of their
original identification, or such other
number of days specified in the
transaction agreements.
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
Investor Remittances and
Reporting
1122(d)(3)(i)
Reports to investors, including those
to be filed with the Commission, are
maintained in accordance with the
transaction agreements and
applicable Commission
requirements. Specifically, such
reports: (A) Are prepared in
accordance with timeframes and
other terms set forth in the
transaction agreements; (B) Provide
information calculated in accordance
with the terms specified in the
transaction agreements; (C) Are filed
with the Commission as required by
its rules and regulations; and (D)
Agree with investors' or the trustee's
records as to the total unpaid
principal balance and number of pool
assets serviced by the servicer.
X
2,3
X
2
1122(d)(3)(ii)
Amounts due to investors are
allocated and remitted in accordance
with timeframes, distribution priority
and other terms set forth in the
transaction agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor
are posted within two business days
to the servicer's investor records, or
such other number of days specified
in the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per
the investor reports agree with
cancelled checks, or other form of
payment, or custodial bank
statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets
is maintained as required by the
transaction agreements or related
pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents
are safeguarded as required by the
transaction agreements.
X
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(iii)
Any additions, removals or
substitutions to the asset pool are
made, reviewed and approved in
accordance with any conditions or
requirements in the transaction
agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including
any payoffs, made in accordance
with the related pool asset
documents are posted to the
applicable servicer's obligor records
maintained no more than two
business days after receipt, or such
other number of days specified in the
transact ion agreements, and allocated
to principal, interest or other items
(e.g., escrow) in accordance with the
related pool asset documents.
X
1122(d)(4)(v)
The servicer's records regarding the
pool assets agree with the servicer's
records with respect to an obligor's
unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or
status of an obligor's pool asset (e.g.,
loan modifications or re-agings) are
made, reviewed and approved by
authorized personnel in accordance
with the transaction agreements and
related pool asset documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions
(e.g., forbearance plans,
modifications and deeds in lieu of
foreclosure, foreclosures and
repossessions, as applicable) are
initiated, conducted and concluded in
accordance with the timeframes or
other requirements established by
the transaction agreements.
X
1
1122(d)(4)(viii)
Records documenting collection
efforts are maintained during the
period a pool asset is delinquent in
accordance with t he transaction
agreements. Such records are
maintained on at least a monthly
basis, or such other period specified
in the transaction agreements, and
describe the entity's activities in
monitoring delinquent pool assets
including, for example, phone calls,
letters and payment rescheduling
plans in cases where delinquency is
deemed temporary (e.g., illness or
unemployment).
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(ix)
Adjustments to interest rates or rates
of return for pool assets with variable
rates are computed based on the
related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for
an obligor (such as escrow
accounts): (A) Such funds are
analyzed, in accordance with the
obligor's pool asset documents, on at
least an annual basis, or such other
period specified in the transaction
agreements; (B) Interest on such
funds is paid, or credited, to obligors
in accordance with applicable pool
asset documents and state laws; and
(C) Such funds are returned to the
obligor within 30 calendar days of
full repayment of the related pool
asset, or such other number of days
specified in the transaction
agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an
obligor (such as tax or insurance
payments) are made on or before the
related penalty or expiration dates, as
indicated on the appropriate bills or
notices for such payments, provided
that such support has been received
by the servicer at least 30 calendar
days prior to these dates, or such
other number of days specified in the
transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in
connection with any payment to be
made on behalf of an obligor are
paid from the servicer's funds and
not charged to the obligor, unless the
late payment was due to the obligor's
error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two
business days to the obligor's
records maintained by the servicer,
or such other number of days
specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectable accounts are
recognized and recorded in
accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other
support, identified in Item 1114(a)(1)
through (3) or Item 1115 of this
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
Regulation AB, is maintained as set
forth in the transaction agreements.

Ex 33 b)

Certification Regarding Compliance with Applicable Servicing Criteria
1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item
1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting
Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-backed securities transactions for which
Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterprises or Government National Mortgage Association, for which the asset type is mortgage loans that
(i) are primarily categorized by the servicing designations of conventional prime', `conventional alt-a' and
`subprime' and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Servicing Platform, as of December 31, 2006 and for the Reporting Period;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

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7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 13, 2007

Aurora Loan Services, LLC
By: /s/ Terry Gentry
Name: Terry Gentry
Title: Managing Director, Loan Administration
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing
Considerations
1122(d)(1)(i)
Policies and procedures are
instituted to monitor any
performance or other triggers and
events of default in accordance with
the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities
are outsourced to third parties,
policies and procedures are
instituted to monitor the third
party's performance and
compliance with such servicing
activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back-up
servicer for the pool assets are
maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and
omissions policy is in effect on the
party participating in the servicing
function throughout the reporting
period in the amount of coverage
required by and otherwise in
accordance with the terms of the
transaction agreements.
X
Cash Collection and
Administration

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(i)
Payments on pool assets are
deposited into the appropriate
custodial bank accounts and related
bank clearing accounts no more
than two business days of receipt,
or such other number of days
specified in the transaction
agreements.
X
X
1122(d)(2)(ii)
Disbursements made via wire
transfer on behalf of an obligor or
to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees
regarding collections, cash flows or
distributions, and any interest or
other fees charged for such
advances, are made, reviewed and
approved as specified in the
transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the
transaction, such as cash reserve
accounts or accounts established as
a form of overcollateralization, are
separately maintained (e.g., with
respect to commingling of cash) as
set forth in the transaction
agreements.
X
1122(d)(2)(v)
Each custodial account is
maintained at a federally insured
depository institution as set forth in
the transaction agreements. For
purposes of this criterion, "federally
insured depository institution" with
respect to a foreign financial
institution means a foreign financial
institution that meets the
requirements of 240.13k-1(b)(1)
of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so
as to prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset -backed
securities related bank accounts,
including custodial accounts and
related bank clearing accounts.
These reconciliations: (A) Are
mathematically accurate; (B) Are
prepared within 30 calendar days
after the bank statement cutoff date,
or such other number of days
specified in the transaction
agreements; (C) Are reviewed and
approved by someone other than the
person who prepared the
X

10 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
reconciliation; and (D) Contain
explanations for reconciling items.
These reconciling items are
resolved within 90 calendar days of
their original identification, or such
other number of days specified in
the transaction agreements.
Investor Remittances and
Reporting
1122(d)(3)(i)
Reports to investors, including
those to be filed with the
Commission, are maintained in
accordance with the transaction
agreements and applicable
Commission requirements.
Specifically, such reports: (A) Are
prepared in accordance with
timeframes and other terms set forth
in the transaction agreements; (B)
Provide information calculated in
accordance with the terms specified
in the transaction agreements; (C)
Are filed with the Commission as
required by its rules and
regulations; and (D) Agree with
investors' or the trustee's records as
to the total unpaid principal balance
and number of pool assets serviced
by the servicer.
X
4,5
X
1
1122(d)(3)(ii)
Amounts due to investors are
allocated and remitted in
accordance with timeframes,
distribution priority and other terms
set forth in the transaction
agreements.
X
2
1122(d)(3)(iii)
Disbursements made to an investor
are posted within two business days
to the servicer's investor records, or
such other number of days specified
in the transaction agreements.
X
2
1122(d)(3)(iv)
Amounts remitted to investors per
the investor reports agree with
cancelled checks, or other form of
X
2
4
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
5
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.

11 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
payment, or custodial bank
statements.
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets
is maintained as required by the
transact ion agreements or related
pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents
are safeguarded as required by the
transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or
substitutions to the asset pool are
made, reviewed and approved in
accordance with any conditions or
requirements in the transaction
agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including
any payoffs, made in accordance
with the related pool asset
documents are posted to the
applicable servicer's obligor
records maintained no more than
two business days after receipt, or
such other number of days specified
in the transaction agreements, and
allocated to principal, interest or
other items (e.g., escrow) in
accordance with the related pool
asset documents.
X
X
1122(d)(4)(v)
The servicer's records regarding the
pool assets agree with the servicer's
records with respect to an obligor's
unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms
or status of an obligor's pool asset
(e.g., loan modifications or re-
agings) are made, reviewed and
approved by authorized personnel
in accordance with the transaction
agreements and related pool asset
documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions
(e.g., forbearance plans,
modifications and deeds in lieu of
foreclosure, foreclosures and
repossessions, as applicable) are
initiated, conducted and concluded
in accordance with the timeframes
or other requirements established
by the transaction agreements.
X
X

12 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(viii)
Records documenting collection
efforts are maintained during the
period a pool asset is delinquent in
accordance with the transaction
agreements. Such records are
maintained on at least a monthly
basis, or such other period specified
in the transaction agreements, and
describe the entity's activities in
monitoring delinquent pool assets
including, for example, phone calls,
letters and payment rescheduling
plans in cases where delinquency is
deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or
rates of return for pool assets with
variable rates are computed based
on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust
for an obligor (such as escrow
accounts): (A) Such funds are
analyzed, in accordance with the
obligor's pool asset documents, on
at least an annual basis, or such
other period specified in the
transaction agreements; (B) Interest
on such funds is paid, or credited, to
obligors in accordance with
applicable pool asset documents
and state laws; and (C) Such funds
are returned to the obligor within 30
calendar days of full repayment of
the related pool asset, or such other
number of days specified in the
transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an
obligor (such as tax or insurance
payments) are made on or before
the related penalty or expiration
dates, as indicated on the
appropriate bills or notices for such
payments, provided that such
support has been received by the
servicer at least 30 calendar days
prior to these dates, or such other
number of days specified in the
transaction agreements.
X
X
X
1122(d)(4)(xii)
Any late payment penalties in
connection with any payment to be
made on behalf of an obligor are
paid from the servicer's funds and
not charged to the obligor, unless
the late payment was due to the
obligor's error or omission.
X
X
X

13 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(xiii)
Disbursements made on behalf of
an obligor are posted within two
business days to the obligor's
records maintained by the servicer,
or such other number of days
specified in the transaction
agreements.
X
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectable accounts are
recognized and recorded in
accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other
support, identified in Item
1114(a)(1) through (3) or Item 1115
of this Regulation AB, is
maintained as set forth in the
transaction agreements.
X

Ex 33 c)

[Bank of America logo]
Bank of America
475 Crosspoint Parkway
PO Box 9000
Getzville, NY, 34068-9000
Report on Assessment of Compliance with Servicing Criteria

1.
BANK OF AMERICA, N.A. is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB. as of and for the 12-month period ending December 31, 2006 (the "Reporting Period as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities for witch BANK OF AMERICA, N.A. acted as servicer involving residential mortgage loans, other than government sponsored entities, housing agencies, foreign tans actions or transactions that do not have scheduled interest and/or scheduled principal remittance schedules as outlined in their respective transaction agreements. (the
"Platform");

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2.
BANK OF AMERICA, NA has engaged certain vendors (the "Vendors'), none of whom are considered a "servicer" as defined in Item 1101(j) of Regulation All, to perform specific, limited or scripted activities, and BANK OF AMERICA, N.A. elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as sot forth in Appendix A hereto;

3.
Except as set forth in paragraph 4 below, BANK OF AMERICA , N.A. used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of December 31,2006 and for the Reporting
Period with respect to the Platform;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to BANK OF AMERICA, N.A. based on the activities it performs with respect to the Platform;

5. BANK OF AMERICA, N.A. has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

6. BANK OF AMERICA, N.A. has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

7. BANK OF AMERICA, N.A. has not identified any material deficiency in its policies and procedures to monitor the compliance by Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the
Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, an independent registered public accounting firm has issued an attestation report on BANK OF AMERICA, N.A.'s assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 1, 2007
BANK OF AMERICA
/s/ H. Randall Chestnut
Name: H. Randall Chestnut
Title: Senior Vice President

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APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by BANK
OF
AMERICA,
N.A.
Performed
by
Vendor(s)
for which
BANK OF
AMERICA,
N.A. is the
Responsible
Party
INAPPLICABLE
SERVICING
CRITERIA
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain
a back-up servicer for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
throughout the reporting period in the amount of coverage
required by and otherwise in accordance with the terms of
the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts
no more than two business days following receipt, or such
other number of days specified in the transaction
agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an
obligor or to an investor are made only by authorized
personnel.
X
i
X
ii
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash
reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction
agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial
institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by BANK
OF
AMERICA,
N.A.
Performed
by
Vendor(s)
for which
BANK OF
AMERICA,
N.A. is the
Responsible
Party
INAPPLICABLE
SERVICING
CRITERIA
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all
asset-backed securities related bank accounts, including
custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B)
prepared within 30 calendar days after the bank statement
cutoff date, or such other number of days specified in the
transaction agreements; (C) reviewed and approved by
someone other than the person who prepared the
reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90
calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to invest ors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the
transaction agreements; (B) provide information calculated
in accordance with the terms specified in the transaction
agreements; (C) are filed with the Commission as required
by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

X
iii
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.

X
iv
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the Servicer's investor records, or such
other number of days specified in the transaction
agreements.

X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or
custodial bank

X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as
required by the transaction agreements or related mortgage
loan documents.
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by BANK
OF
AMERICA,
N.A.
Performed
by
Vendor(s)
for which
BANK OF
AMERICA,
N.A. is the
Responsible
Party
INAPPLICABLE
SERVICING
CRITERIA
1122(d)(4)(ii)
Pool asset and related documents are safeguarded as
required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool
are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted
to the Servicer's obligor records maintained no more than
two business days after receipt, or such other number of
days specified in the transaction agreements, and allocated
to principal, interest or other items (e.g., escrow) in
accordance with the related pool asset documents.

X
v

X
vi
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with
the Servicer's records with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
accordance with the transaction agreements and related pool
asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted
and concluded in accordance with the timeframes or other
requirements established by the transaction agreements.

X
1122(d)(4)(viii)
Records documenting collection efforts are maintained
during the period a pool asset is delinquent in accordance
with the transaction agreements. Such records are
maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the
entity's activities in monitoring delinquent pool assets
including, for example, phone calls, letters and payment
rescheduling plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool
assets with variable rates are computed based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) such funds are analyzed, in
accordance with the obligor's pool asset documents, on at
least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool
asset documents and state laws; and (C) such funds are
returned to the obligor within 30 calendar days of full

X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by BANK
OF
AMERICA,
N.A.
Performed
by
Vendor(s)
for which
BANK OF
AMERICA,
N.A. is the
Responsible
Party
INAPPLICABLE
SERVICING
CRITERIA
repayment of the related pool assets, or such other number
of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related
penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
support has been received by the Servicer at least 30
calendar days prior to these dates, or such other number of
days specified in the transaction agreements.

X
vii

X
viii
1122(d)(4)(xii)
Any late payment penalties in connection with any payment
to be made on behalf of an obligor are paid from the
Servicer's funds and not charged to the obligor, unless the
late payment was due to the obligor's error or omission.
X
ix
X
x
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted
within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in
the transaction agreements.
X
xi
X
xii
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in
Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
is maintained as set forth in the transaction agreements.
X

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20 of 63

Ex 33 d)
Countrywide
HOME LOANS
2900 Madera Road
Simi Valley, California 93065- 6298
(805) 955-1000

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. (CHL),
Countrywide Tax Services Corporation, Newport Management Corporation, and
Countrywide Home Loans Servicing, L.P., a wholly-owned subsidiary of CHL
(collectively the "Company") provides this platform- level assessment, for which
Countrywide Financial Corporation and such subsidiaries participated in sevicing functions, as such term is described under Title 17, Section 229.1122 of the Code of
Federal Regulations ("Item 1122 of Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission in regard to the following servicing platform for the following period:
Platform: publicly- Issued (i.e., registered with the Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended) residential mortgagebacked securities (securities collateralized by residential mortgage loans, including prime, alternative loan, products, sub-prime, HELOC and closed seconds)
issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions " and for which the related issue r has a fiscal year end of December 31, 2006. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions.
Period: as of and for the year ended December 31, 2006.
Applicable Servicing Criteria: all servicing criteria set forth in Item 1122(d), to the extent required in the related agreements, except for the following paragraphs:
1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee, and/or bond administrator, 1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicer, trustee, and/or bond administrator, 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii), only as

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1122(d)(4)(i) and 1122(d)(4)(ii) relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction, and I 122(d)(4)(xv), only as it relates to Item 1115 of
Regulation AB (derivative transactions).
With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:
1. The Company is responsible for assessing its compliance with the Applicable
Servicing Criteria.
2. The Company has assessed compliance with the Applicable Servicing Criteria.
3. Other than as identified on Schedule A hereto, as of and for the Period, the
Company was in material compliance with the Applicable Servicing Criteria.
KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.
COUNTRYWIDE FINANCIAL CORPORATION
By: /s/: Steve Bailey
Steve Bailey
Its: Senior Managing Director and Chief Executive
Officer, Loan Administration
Dated: February 28, 2007
By: /s/: Kevin Meyers
Kevin Meyers
Its: Managing Director and Chief Financial Officer,
Countrywide Home Loans, Inc. Loan
Administration
Dated: February 28, 2007
Schedule A
Material Instances of Noncompliance
No material instances of noncompliance: the Company has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31,
2006.

22 of 63
Ex 33 e)
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE
Management of the Trust & Securities Services department of Deutsche Bank
National
Trust Company
and Deutsche Bank Trust Comp any Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
I l22(d)(2)(iii), I 122(d)(4)(iv), I 122(d)(4)(v), I 122(d)(4)(vi), I 122(d)(4)(vii), I 122(d)(4)(viii), I
122(d)(4)(ix), I 122(d)(4)(x), I 122(d)(4)(xi), I 122(d)(4)(xii), I l22(d)(4)(xiii) and I 122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria I l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to I 122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria I I22(d)(2)(i), I l22(d)(4)(i), and I
l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by
Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as

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of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director
By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director
By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Ex 33 f)
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE

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Management of the Trust & Securities Services department of Deutsche Bank
National
Trust Company
and Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
I l22(d)(2)(iii), I 122(d)(4)(iv), I 122(d)(4)(v), I 122(d)(4)(vi), I 122(d)(4)(vii), I 122(d)(4)(viii), I
122(d)(4)(ix), I 122(d)(4)(x), I 122(d)(4)(xi), I 122(d)(4)(xii), I l22(d)(4)(xiii) and I 122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria I l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to I 122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria I I22(d)(2)(i), I l22(d)(4)(i), and I
l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by
Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

25 of 63

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Ex 33 g)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, L.P. (an indirect subsidiary of The First American
Corporation, and the "Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections 229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii),
(d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations (the "CFR") applicable to the
Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all

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loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing
Criteria as of December 31, 2006, and for the Reporting Period with respect to the
Platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting
Period and has identified a material instance of noncompliance with the servicing criterion sot forth in
Section 229.1 122(d)(2)(vii)(E) of the CFR with respect to the Platform. Specifically, the Asserting Party did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days afler the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent regis tered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006,
and for the Reporting Period as set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007

Ex 33 h)
GMAC Mortgage
Management's Assertion Concerning Compliance
With Regulation AR Item 1122 Servicing Criteria
March 6, 2007
GMAC Mortgage, LLC (the "Company") has responsibility for assessing compliance to Regulation AB
Item 1122(d) Servicing Criteria for the GMACM Private Platform (the "Platform"). As of, and for the
period ending December 31, 2006, the Company has used the applicable 1122(d) servicing criteria listed below for assessing compliance:
-1122(d)(1),(i),(ii)(iv); 1122(d)(2)(i),(ii),(iii),(v),(vi),(vii); 1122(d)(3)(iii),(iv);
1122(d)(4)(iii),(iv),(v),(vi),(vii),(viii),(ix),(x).(xi),(xii),(xiii),(xiv),(xv)
The following servicing criteria are not applicable to the Company:
-1122(d)(1)(iii); 1122 (d)(2)(iv); 1122 (d)(3)(i),(ii); 1122(d){4)(i),(ii)

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The Company has engaged certain vendors (the "Vendors") to perform specific and limited, or scripted activities, and the Company elects to take responsibility for assessing compliance with the servicing criteria applicable to the Vendors set forth below:
-1122(d)(2)(i) 1122(d)(4)(iv)
-A vendor posts cash receipts received via lockbox submission to the Company's lockbox clearing account.
-1122(d (4) (xi), (xiii)
-A vendor provides certain information to the Company to assist the Company in making tax and insurance payments on behalf of certain obligors.
The Company has not identified and is not aware of any material instance of noncompliance by the
Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole.
The Company has complied, in all material respects, with the applicable servicing criteria above as of and for the period ending December 31, 2006 for the asset-backed transactions listed in Appendix A taken as a whole (such transactions, collectively, the "GMACM Private Platform").

An independent registered public accounting firm has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria as of, and for the period ending December
31, 2006.
/s/: Anthony Renzi
Anthony N. Renzi
Executive Vice President
GMAC Mortgage, LLC

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Appendix A
Security

SACO 06-1
SACO 06-12
SACO 06-8
2006-5
SACO 06-10
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
GPMF2006AR6
GPMF2006AR7
GPMF2006AR8
2006-ARS1
LMT 2006-7
LXS 06-l8N
2006-B
BAFC 06-5
HBVW 06-S81

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GSMPS0rp1
GSR 2006-2F
GSR 2006-AR1
GSR 2006-4F
MSM 06-10SL
MSM 06-14SL.
GPMF2006AR4
GPMF2006AR5
LXS2006-12N
LXS2006-GP4
2006-3H
2006-GEL3
LMT 2006-2
SAIL 2006-2
2006-4N
2006-GP1
2006-GP2
2006-GP3
LXS 06-10N
NAAC2006S1
NAAC2006S2
2006-GEL4
2006-RF2
2006-S1
LXS 06-10N
LXS 06-12N
LXS 2006-7
LXS 2006-8
LXS 2006-11
LXS 2006-13
2006-1
MALT 2006-1
MALT 2006-3
MASD 2006-1
2006-HE1
CSMC 2006-1
CSMC 2006-8
CSMC 2006-9
LUM 2006-4
LUM 2006-5
MARM 06OA2
MARP 06-2
MIT 2006-1
MSM 06-1AR
MSM 06-9AR
MSM06-13ARX

30 of 63
MSM06-15XS
MSM06-16AX
MSMO6-17XS
SASCO 06BC2
BAFC 06-1
BAFC 06-2
BAFC 06-4
GSR 2006-3F
MASTR 06-1
MASTR 06-3
MASD 2006-2
ACE2006-SL 1
ACE2006-SL4
MASD 2006-2
MASD 2006-3
BA YVW2006-D
BSABS06SD2
BSALTA 06-I
BSALTA 06-3
BSALTA 06-4
BSALTA 06-5
BSALTA 06-8
BSARM2006-2
DBALT06AB1
DBALT06AB2
DBALT06AB3
DBALT06AB4
DBALT06AF1
DBALT06AR1
DBALT06AR2
DBALT06AR3
DBALT06AR5
DBALT06AR6
DBALT06OA1
HBRVW 06-10
HBRVW 06-8
HBRVW 06-8
PRIME06-CL1
SACO 06-11
SAIL 2006-3
2006-AR3
2006-AR4
2006-S5
ARMT 2006-2
GSR2006-AR2
HBVW2006-13
HBVW2006- 14
MARP 06-1
NHELI 06AF1

31 of 63
Ex 33 i)
[imb LOGO]
[Indymac LOGO]

Management's Assertion on Compliance with Applicable
Regulation AR Servicing Criteria
1.
IndyMac Bank, F.S.B. ("Indymac") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include public asset-backed securitization transactions closed on or after January 1, 2006, for which Indymac acted as servicer, excluding any transactions sponsored or issued by government sponsored enterprises or
Government National Mortgage Association. The Servicing Platform also includes other servicing contracts, the terms of which require Indymac to submit reports in accordance with
Item 1122 of the Regulation AB. The Servicing Platform's asset type is single family residential mortgage loans that are not home-equity lines of credit or reverse mortgages and that do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing
Service;

2.
Indymac has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Indymac has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto, as permitted by Interpretation 17.06 of the Securities and
Exchange Commission ("SEC") Division of Corporate Finance Manual of Publicly Available
Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.
Indymac determined the Vendors are not "servicers" as defined in Item 1101(j) of Regulation
AB and asserted that it has policies and procedures in place to provide reasonable assurance that the Vendors' activities comply, in all material respects, with the servicing criteria applicable to each Vendor;
3.
Except as set forth in paragraph 4 below, Indymac used the criteria set forth in paragraph (d)
of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.
The criteria listed in the column titled "inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Indymac based on the activities it performs, directly or through its
Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Servicing Platform taken as a whole;

5.
Indymac has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

32 of 63
6.
Indymac has not identified and is not aware of any material instance of noncompliance as of
December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole by the Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7.
Indymac has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which Indymac has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole; and

8.
Ernst & Young, LLP, an independent registered public accounting firm, has issued an attestation report on Indymac's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 16, 2007
IndyMac Bank, F.S.B.

By: /s/ Anthony L. Ebers
Anthony L. Ebers
Executive Vice President
Chief Executive Officer
Indymac Consumer Bank

33 of 63

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA

Reference

Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are
instituted to monitor any
performance or other triggers
and events of default in
accordance with the
transaction agreements.
X

1122(d)(1)(ii)
If any material servicing
activities are outsourced to
third parties, policies and
procedures are instituted to
monitor the third party's
performance and compliance
with such servicing
activities.
X

1122(d)(1)(iii)
Any requirements in the
transaction agreements to
maintain a back-up servicer
for the pool assets are
maintained.
X

1122(d)(1)(iv)
A fidelity bond and errors
and omissions policy is in
effect on the party
participating in the servicing
function throughout the
X

34 of 63
reporting period in the
amount of coverage required
by and otherwise in
accordance with the terms of
the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are
deposited into the
appropriate custodial bank
accounts and related bank
clearing accounts no more
than two business days
following receipt, or such
other number of days
specified in the transaction
agreements.
X
3
X
3
1122(d)(2)(ii)
Disbursements made via
wire transfer on behalf of an
obligor or to an investor are
made only by authorized
personnel.
X
1122(d)(2)(iii)
Advances of funds or
guarantees regarding
collections, cash flows or
distributions, and any
interest or other fees charged
for such advances, are made,
reviewed and approved as
specified in the transaction
agreements.
X
1122(d)(2)(iv)
The related accounts for the
transaction, such as cash
reserve accounts or accounts
established as a form of
overcollateralization, are
separately maintained (e.g.,
with respect to commingling
of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is
maintained at a federally
insured depository institution
as set forth in the transaction
agreements. For purposes of
this criterion, "federally
insured depository
institution" with respect to a
foreign financial institution
means a foreign financial
institution that meets the
requirements of Rule l3k-
l(b)(1) of the Securities
Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are
safeguarded so as to prevent
unauthorized access.
X

35 of 63
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed
by
subservicer(
s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset-
backed securities related bank
accounts, including custodial
accounts and related bank
clearing accounts. These
reconciliations are (A)
mathematically accurate; (B)
prepared within 30 calendar days
after the bank statement cutoff
date, or such other number of
days specified in the transaction
agreements; (C) reviewed and
approved by someone other than
the person who prepared the
reconciliation; and (D) contain
explanations for reconciling
items. These reconciling items are
resolved within 90 calendar days
of their original identification, or
such other number of days
specified in the transaction
agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including
those to be filed with the
Commission, are maintained in
accordance with the transaction
agreements and applicable
Commission requirements.
Specifically, such reports (A) are
prepared in accordance with
timeframes and other terms set
forth in the transaction
agreements; (B) provide
information calculated in
accordance with the terms
specified in the transaction
agreements; (C) are filed with the
Commission as required by its
rules and regulations; and (D)
agree with investors' or the
trustee's records as to the total
unpaid principal balance and
number of [pool assets] serviced
by the servicer.
X
4
,
5
X
4

36 of 63

1122(d)(3)(ii)
Amounts due to investors are
allocated and remitted in
accordance with timeframes,
distribution priority and other
terms set forth in the transaction
agreements.
X
5

1122(d)(3)(iii)
Disbursements made to an
investor are posted within two
business days to the servicer's
investor records, or such other
number of days specified in the
transaction agreements.
X
5

1122(d)(3)(iv)
Amounts remitted to investors per
the investor reports agree with
cancelled checks, or other form of
payment, or custodial bank
statements.
X
5

Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool
assets is maintained as required
by the transaction agreements or
related mortgage loan documents.
X
1122(d)(4)(ii)
Pool assets and related documents
are safeguarded as required by the
transaction agreements
X

1122(d)(4)(iii)
Any additions, removals or
substitutions to the asset pool are
made, reviewed and approved in
accordance with any conditions or
requirements in the transaction
agreements.
X

1122(d)(4)(iv)
Payments on pool assets,
including any payoffs, made in
accordance with the related [pool
asset] documents are posted to the
Servicer's obligor records
maintained no more than two
business days after receipt, or
such other number of days
specified in the transaction
agreements, and allocated to
principal, interest or other items
(e.g., escrow) in accordance with
the related pool asset documents.

X
3

X
3
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed
by
subservicer(
s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2

37 of 63

1122(d)(4)(v)
The servicer's records regarding
the pool assets agree with the
servicer's records with respect to
an obligor's unpaid principal
balance.
X

1122(d)(4)(vi)
Changes with respect to the terms
or status of an obligor's pool
assets (e.g., loan modifications or
re-agings) are made, reviewed and
approved by authorized personnel
in accordance with the transaction
agreements and related pool asset
documents.

X

1122(d)(4)(vii)
Loss mitigation or recovery
actions (e.g., forbearance plans,
modifications and deeds in lieu of
foreclosure, foreclosures and
repossessions, as applicable) are
initiated, conducted and
concluded in accordance with the
timeframes or other requirements
established by the transaction
agreements.
X
6
X
6

1122(d)(4)(vii)
Records documenting collection
efforts are maintained during the
period a pool asset is delinquent
in accordance with the transaction
agreements. Such records are
maintained on at least a monthly
basis, or such other period
specified in the transaction
agreements, and describe the
entity's activities in monitoring
delinquent pool assets including,
for example, phone calls, letters
and payment rescheduling plans
in cases where delinquency is
deemed temporary (e.g., illness or
unemployment).

X
1122(d)(4)(ix)
Adjustments to interest rates or
rates of return for pool assets with
variable rates are computed based
on the related pool asset
documents.
X
1122(d)(4)(x)
Regarding any funds held in trust
for an obligor (such as escrow
accounts): (A) such funds are
analyzed, in accordance with the
obligor's [pool asset] documents,
on at least an annual basis, or
such other period specified in the
transaction agreements; (B)
interest on such funds is paid, or
credited, to obligors in accordance
with applicable [pool asset]
documents and state laws; and (C)
such funds are returned to the
obligor within 30 calendar days of
full repayment of the related pool
assets, or such other number of
days specified in the transaction
X

38 of 63
agreements.

1122(d)(4)(xi)
Payments made on behalf of an
obligor (such as tax or insurance
payments) are made on or before
the related penalty or expiration
dates, as indicated on the
appropriate bills or notices for
such payments, provided that
such support has been received by
the Servicer at least 30 calendar
days prior to these dates, or such
other number of days specified in
the transaction agreements.
X
7

X
7

X
7

1122(d)(4)(xii)
Any late payment penalties in
connection with any payment to
be made on behalf of an obligor
are paid from the Servicer's funds
and not charged to the obligor,
unless the late payment was due
to the obligor's error or omission.
X
7
X
7

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed
by
subservicer(
s)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed by
Indymac or
by
subservicer(s)
or vendor(s)
retained by
Indymac
2

1122(d)(4)(xiii)
Disbursements made on behalf of
an obligor are posted within two
business days to the obligor's
records maintained by the
Servicer, or such other number of
days specified in the transaction
agreements.
X
7

X
7

1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectible accounts are
recognized and recorded in
accordance with the transaction
agreements.
X

1122(d)(4)(xv)
Any external enhancement or
other support, identified in Item
1114(a)(1) through (3) or Item
1115 of Regulation AB, is
maintained as set forth in the
transaction agreements.
X

Footnotes to Appendix A Servicing Criteria

39 of 63
1
The activities pertaining to these criteria or portions of these criteria are performed by subservicer(s) or vendor(s)
retained by Indymac which provided a separate assessment of compliance in accordance with Item 1122 of Regulation
AB.
2
These criteria are inapplicable to the Servicing Platform as of December 31, 2006 and for the Reporting Period since
Indymac, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.
3
Indymac performs the activities pertaining to these criteria, except for the specific, limited activities, primarily of initial processing of pool asset payments, performed by its lockbox vendor.
4
The criterion 1 122(d)(3)(i)(C) is inapplicable to the Servicing Platform as of December 31, 2006 and for the
Reporting Period based on the activities Indymac performed.
5
Indymac has defined the "Investor" as a party to whom Indymac reports and remits under the applicable transaction agreements. Indymac has no responsibility for transaction waterfall or allocation calculations and payments or individual security holder records.
6
Indymac performs the activities pertaining to this criterion, except for the specific, limited activities performed by its foreclosure and bankruptcy vendors.
7
Indymac performs the activities pertaining to these criteria, except for the specific, limited activities performed by its tax and/or insurance monitoring vendors. Indymac has elected to take responsibility for assessing compliance with these servicing criteria with respect to the activities of its tax vendor. Indymac's insurance vendor has provided their own report on assessment of compliance with the applicable servicing criterion.

Ex 33 j)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation
AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122
Servicing Criteria to be Addressed in Assessment of Compliance" (the "Servicing
Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable
Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through
December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting
Party used the criteria set forth by the Securities and Exchange Commission in paragraph
(d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria

40 of 63
set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria
1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the
Servicing Criteria as of December 31, 2006 and for the Reporting Period. The asset-
backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association
By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007

41 of 63
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing Criteria
Applicable to
LaSalle Bank
National Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
(D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in
X

42 of 63
accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agr eements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of
Pool Assets serviced by the related Servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related
Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or

43 of 63
such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
44 of 63
EXHIBIT B
2006 Transactions
Non-Specific Transactions
Nominal Trustee
Transactions
Custodian Only
Transactions
Paying Agent Only
Transactions
ACE Series 2006-GP1 Bear Stearns Series
2006-PWR11
Basic Asset Backed 2006-1 Washington Mutual
Series 2006-AR2
Banc of America Comm.
Mtge Series 2006-2
Bear Stearns Series
2006-PWR12
Credit Suisse AB Series
2006-1
Washington Mutual
Series 2006-AR6
Banc of America Comm.
Mtge Series 2006-5
Bear Stearns Series
2006-PWR13
Credit Suisse AB Series
2006-2
Washington Mutual
Series 2006-AR7
Bear Stearns Series 2006-
AQ1
Bear Stearns Series
2006-PWR14
Credit Suisse AB Series
2006-3
Washington Mutual
Series 2006-AR8
Bear Stearns Series 2006-
EC1
Bear Stearns Series
2006-TOP22
Credit Suisse AB Series
2006-4
Washington Mutual
Series 2006-AR9
Bear Stearns Series 2006-
EC2
Bear Stearns Series
2006-TOP24
Credit Suisse ARMT Series
2006-1
Washington Mutual
Series 2006-AR10
Bear Stearns Series 2006-
HE1
GSAA Home Equity
Trust 2006-14
Credit Suisse ARMT Series
2006-2
Washington Mutual
Series 2006-AR11
Bear Stearns Series 2006-
HE2
GSAMP Series 2006-
HE3
Credit Suisse ARMT Series
2006-3
Washington Mutual
Series 2006-AR12
Bear Stearns Series 2006-
HE3
GSAMP Series 2006-
HE4
Credit Suisse HEMT Series
2006-1
Washington Mutual
Series 2006-AR13
Bear Stearns Series 2006-
HE4
GSAMP Series 2006-
HE5
Credit Suisse HEMT Series
2006-2
Washington Mutual
Series 2006-AR14
Bear Stearns Series 2006-
HE5
GSAMP Series 2006-
HE6
Credit Suisse HEMT Series
2006-3
Washington Mutual
Series 2006-AR15
Bear Stearns Series 2006-
HE6
GSAMP Series 2006-
HE7
Credit Suisse HEMT Series
2006-4
Washington Mutual
Series 2006-AR16
Bear Stearns Series 2006-
HE7
GSAMP Series 2006-
HE8
Credit Suisse HEMT Series
2006-5
Washington Mutual
Series 2006-AR17
Bear Stearns Series 2006-
HE8
JP Morgan Series 2006-
LDP9
Credit Suisse HEMT Series
2006-6
Washington Mutual
Series 2006-AR18
Bear Stearns Series 2006-
HE9
Morgan Stanley Series
2006-TOP21
Credit Suisse Series 2006-1 Washington Mutual
Series 2006-AR19
Bear Stearns Series 2006-
HE10
Morgan Stanley Series
2006-TOP23
Credit Suisse Series 2006-2 Washington Mutual
Series 2006-HE1
Bear Stearns Series 2006-
PC1
Morgan Stanley Capital I
Series 2006-HQ10
Credit Suisse Series 2006-3 Washington Mutual
Series 2006-HE2
Bear Stearns ABS Series
2006-1
Morgan Stanley Mtg
Loan Trust Series 2006-
16ARX
Credit Suisse Series 2006-4 Washington Mutual
Series 2006-HE3
Bear Stearns Mortgage
Funding Series 2006-SL1
Morgan Stanley Mtg
Loan Trust Series 2006-
1AR
Credit Suisse Series 2006-5 Washington Mutual
Series 2006-HE4
Bear Stearns Mortgage
Funding Series 2006-SL2
Morgan Stanley Mtg
Loan Trust Series 2006-
3AR
Credit Suisse Series 2006-6 Washington Mutual
Series 2006-HE5
Bear Stearns Mortgage
Funding Series 2006-SL3
Morgan Stanley Mtg
Loan Trust Series 2006-
5AR
Credit Suisse Series 2006-7 Washington Mutual
WMALT 2006-AR1
Bear Stearns Mortgage
Funding Series 2006-SL4
Morgan Stanley Mtg
Loan Trust Series 2006-
6AR
Credit Suisse Series 2006-8
Washington Mutual
WMALT 2006-AR2
Bear Stearns Mortgage
Funding Series 2006-SL5
Morgan Stanley Mtg
Loan Trust Series 2006-
8AR
Credit Suisse Series 2006-9 Washington Mutual
WMALT 2006-AR3
Bear Stearns Mortgage
Funding Series 2006-SL6
Morgan Stanley Mtg
Loan Trust Series 2006-
9AR
Credit Suisse HEAT Series
2006-1
Washington Mutual
WMALT 2006-AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg
Loan Trust Series 2006-
2
Credit Suisse HEAT Series
2006-3
Washington Mutual
WMALT 2006-AR5
C-BASS Series 2006-CB9 Morgan Stanley Mtg
Loan Trust Series 2006-
7
Credit Suisse HEAT Series
2006-4
Washington Mutual
WMALT 2006-AR6

45 of 63
Citigroup Commercial
Mortgage Trust Series 2006-
C4
Morgan Stanley Mtg
Loan Trust Series 2006-
11
Credit Suisse HEAT Series
2006-5
Washington Mutual
WMALT 2006-AR7
Citigroup Commercial
Mortgage Trust Series 2006-
C5
Morgan Stanley Mtg
Loan Trust Series 2006-
12XS
Credit Suisse HEAT Series
2006-6
Washington Mutual
WMALT 2006-AR8
CD 2006-CD3 Mortgage
Trust
Morgan Stanley Mtg
Loan Trust Series 2006-
13ARX
Credit Suisse HEAT Series
2006-7
Washington Mutual
WMALT 2006-AR9
COMM Series 2006-C8 Morgan Stanley Mtg
Loan Trust Series 2006-
15XS
Credit Suisse HEAT Series
2006-8
Washington Mutual
WMALT 2006-AR10
CSFB Commercial Mtg. Trust
Series 2006-C4
Morgan Stanley Mtg
Loan Trust Series 2006-
17XS
Lehman Mortgage Trust
Series 2006-1
Washington Mutual
WMALT 2006-1
First Franklin MLT Series
2006-FF18
Thornburg Mtg
Securities Trust Series
2006-1
Lehman Mortgage Trust
Series 2006-4
Washington Mutual
WMALT 2006-2
Greenwich Capital Series
2006-GG7
Thornburg Mtg
Securities Trust Series
2006-2
Lehman Mortgage Trust
Series 2006-5
Washington Mutual
WMALT 2006-3
GE Capital Comm Mtg. Corp.
Series 2006-C1
Thornburg Mtg
Securities Trust Series
2006-3
Lehman Mortgage Trust
Series 2006-6
Washington Mutual
WMALT 2006-4
JP Morgan Series 2006-
CIBC14
Thornburg Mtg
Securities Trust Series
2006-4
Lehman Mortgage Trust
Series 2006-7
Washington Mutual
WMALT 2006-5
JP Morgan Series 2006-
CIBC15
Thornburg Mtg
Securities Trust Series
2006-5
Lehman Mortgage Trust
Series 2006-8
Washington Mutual
WMALT 2006-6
JP Morgan Series 2006-
CIBC17
Thornburg Mtg
Securities Trust Series
2006-6
Lehman Mortgage Trust
Series 2006-9
Washington Mutual
WMALT 2006-7
JP Morgan Series 2006-
LDP7
ZUNI Trust Series 2006-
OA1
Lehman XS Trust Series
2006-1
Washington Mutual
WMALT 2006-8
JP Morgan Series 2006-
LDP8
Lehman XS Trust Series
2006-3
Washington Mutual
WMALT 2006-9
Non-Specific Transactions
Nominal Trustee
Transactions
Custodian Only
Transactions
Paying Agent Only
Transactions
Lehman XS Trust Series
2006-8
Lehman XS Trust Series
2006-5
Lehman XS Trust Series
2006-11
Lehman XS Trust Series
2006-7
Lehman XS Trust Series
2006-15
Lehman XS Trust Series
2006-9
Lehman XS Trust Series
2006-19
Lehman XS Trust Series
2006-10N
Lehman XS Trust Series
2006-20
Lehman XS Trust Series
2006-12
Lehman Mortgage Trust
Series 2006-2
Lehman XS Trust Series
2006-13
LB-UBS Comm. Mtge. Trust
Series 2006-C1
Lehman XS Trust Series
2006-17
LB-UBS Comm. Mtge. Trust
Series 2006-C3
Morgan Stanley Series 2006-
HE1
LB-UBS Comm. Mtge. Trust
Series 2006-C4
Morgan Stanley Series 2006-
HE2
LB-UBS Comm. Mtge. Trust
Series 2006-C6
Morgan Stanley Series 2006-
HE3
LB-UBS Comm. Mtge. Trust
Series 2006-C7
Morgan Stanley Series 2006-
HE4
Merrill Lynch Series 2006-
MLN1
Morgan Stanley Series 2006-
HE5
Merrill Lynch Series 2006-
OPT1
Morgan Stanley Series 2006-
HE6
Merrill Lynch Series 2006-
WMC2
Morgan Stanley Series 2006-
HE7

46 of 63
Merrill Lynch Series 2006-
FF1
Morgan Stanley Series 2006-
HE8
Merrill Lynch Countrywide
Series 2006-1
Morgan Stanley HEL Series
2006-1
Merrill Lynch Countrywide
Series 2006-2
NYMC Series 2006
Merrill Lynch Countrywide
Series 2006-3
SAIL 2006-1
Merrill Lynch Countrywide
Series 2006-4
SAIL 2006-2
Merrill Lynch Series 2006-
AHL1
SAIL 2006-3
Merrill Lynch Series 2006-
AR1
SAIL 2006-4
Merrill Lynch Series 2006-
FM1
SARM 2006-1
Merrill Lynch Series 2006-
HE2
SARM 2006-2
Merrill Lynch Series 2006-
HE3
SARM 2006-3
Merrill Lynch Series 2006-
HE4
SARM 2006-4
Merrill Lynch Series 2006-
HE5
SARM 2006-5
Merrill Lynch Series 2006-
HE6
SARM 2006-6
Merrill Lynch Series 2006-
RM1
SARM 2006-7
Merrill Lynch Series 2006-
RM2
SARM 2006-8
Merrill Lynch Series 2006-
RM3
SARM 2006-9
Merrill Lynch Series 2006-
RM4
SARM 2006-10
Merrill Lynch Series 2006-
RM5
SARM 2006-11
Merrill Lynch Series 2006-
SD1
SARM 2006-12
Merrill Lynch Series 2006-
SL1
SASCO 2006-BC1
Merrill Lynch Series 2006-
SL2
SASCO 2006-BC2
Merrill Lynch Series 2006-C1 SASCO 2006-BC3
Merrill Lynch Series 2006-C2 SASCO 2006-BC4
Morgan Stanley Capital I
Series 2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I
Series 2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I
Series 2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I
Series 2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan
Trust Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan
Trust Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan
Trust Series 2006-14SL
Sequoia Alternative Loan
Trust Series 2006-1
OWNIT Mortgage Loan Trust
Series 2006-3
OWNIT Mortgage Loan Trust
Series 2006-4
Non-Specific Transactions
Nominal Trustee
Transactions
Custodian Only
Transactions
Paying Agent Only
Transactions
OWNIT Mortgage Loan Trust
Series 2006-5

47 of 63
OWNIT Mortgage Loan Trust
Series 2006-6
OWNIT Mortgage Loan Trust
Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series
2006-C24

Ex 33 k)
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the Asserting Party) provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Servicing Platform for the following Period:
Servicing Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after
January 1, 2006 by Aurora Loan Services, LLC ("Servicer"), on which escrow payments were disbursed in 2006, specifically
Item 1 122(d)(4)(xi), only as it relates to the `Applicable Servicing Criteria" described below, and as disclosed by the Servicer to the Asserting Party (collectively, "Eligible Loans', as identified in Schedule A).

Period: As of and for the year ended December 31, 2006.
Applicable Servicing Criteria: the servicing criteria which applies to the functions performed by the Asserting Party is set forth in
Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting
Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides the Servicer with the applicable hazard insurance effective date, payment amount, and payee (collectively, `insurance Information");

2. Provides the Insurance Information to the Servicer no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.
3. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Servicing Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the
Applicable Servicing Criteria.

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2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable
Servicing Criteria.

3. Other than as identified on Schedule B hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting
Party's foregoing assessment of compliance.
NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark A. McElroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 28, 2007

SCHEDULE A
Exhibit maintained at the office of the depositor.
SCHEDULE B
MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned criterion as of and for the year ended December 31, 2006.

Ex 33 l)
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period:
Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by IndyMac Bank ("IndyMac"), on which escrow payments were disbursed in 2006, specifically Item 1122(d)(4)(xi). only as it relates to the
"Applicable Servicing Criteria" described below, and as disclosed by IndyMac to the Asserting
Party (collectively, "Eligible Loans", as identified in Schedule A).
Period: As of and for the year ended December 31, 2006.

Applicable Servicing Criteria : the servicing criteria which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria").
With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:
1.
Processes the obligor's hazard insurance information it receives and provides IndyMac with the applicable hazard insurance effective date, payment amount, and payee (collectively,
"Insurance Information");
2.
Provides the Insurance Information to IndyMac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.

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With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

2.
The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

3.
Other than as identified on Schedule B hereto, as of and for the Period, the Asserting
Party was in material compliance with respect to the functions it performs for the Applicable Servicing
Criteria.

KPMG, LLP. an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance.
NEWPORT MANAGEMENT CORPORATION
By:
/s/ Mark A. McEnroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 27, 2007
SCHEDULE A
Exhibit maintained at the office of the depositor.

Ex 33 m)

[SunTrust Mortgage logo]
SunTrust Mortgage, Inc.
Post Office Box 26149
Richmond. VA 23250-6149
Toll Free l.800.634.7928
www.suntrustmortgage.com
MANAGEMENT'S ASSERTION ON COMPLIANCE WITH REGULATION AB CRITERIA
SunTrust Mortgage, Inc. (the "Asserting Party") is responsible for assessing compliance as of and for the year ended December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), as set
forth in Appendix A hereto in connection with the servicing of the asset-backed securitizations backed by residential mortgage loans serviced by the Asserting Party (the `Applicable Servicing
Criteria"). This report covers all residential mortgage loan securitization transactions occurring after December 31, 2005 (the "Platform:)

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the
Reporting period and has identified three material instances of noncompliance with servicing criteria set forth in Section 229.1122(d)(1)(i), Section 229.1122(d)(2)(i), and Section

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229.1122(d)(2)(iv), respectively, of the CFR with respect to the Platform. Specifically, for the period from January 1, 2006 through December 31, 2006 the Asserting Party (a) did not institute policies and procedures to monitor any performance or other triggers and events of default in accordance with the transaction agreements, (b) did not process payments into the appropriate custodial bank accounts within two business days of receipt or per the related transaction agreement, and (C) did not establish separately maintained custodial accounts in accordance with the applicable transaction agreements. The Asserting Party has further concluded that, with the exception of the aforementioned material instances of noncompliance, the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December
31,2006 and for the period front January 1,2006 through December 31, 2006.

Pricewaterhouse Coopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the
Reporting Period.

SunTrust Mortgage, Inc.
/s/ John R Purcell Jr.
John R.Purcell,Jr.
Senior Vice President- Manager, Servicing Division
Dated: February 27, 2007

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by
SunTrust
Mortgage,
Inc.
Performed
by
Vendor(s)
for which
SunTrust
Mortgage,
Inc. is the
Responsible
Party
Inapplicable
Servicing
Criteria
General Servicing
Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other triggers
and events of default in accordance with
the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the
third party's performance and compliance
with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back-up servicer
for the pool assets are maintained.
X

51 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by
SunTrust
Mortgage,
Inc.
Performed
by
Vendor(s)
for which
SunTrust
Mortgage,
Inc. is the
Responsible
Party
Inapplicable
Servicing
Criteria
1122(d)(1)(iv)
A fidelity bond and errors and omissions
policy is in effect on the party participating
in the servicing function throughout the
reporting period in the amount of coverage
required by and otherwise in accordance
with the terms of the transaction
agreements.

X
Cash Collection and
Administration
1122(d)(2)(i)
Payments on pool assets are deposited into
the appropriate custodial bank accounts
and related bank clearing accounts no more
than two business days following receipt,
or such other number of days specified in
the transaction agreements.
X
1
X
2
1122(d)(2)(ii)
Disbursements made via wire transfer on
behalf of an obligor or to an investor are
made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and
any interest or other fees charged for such
advances, are made, reviewed and
approved as specified in the transaction
agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction,
such as cash reserve accounts or accounts
established as a form of
overcollateralization, are separately
maintained (e.g., with respect to
commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as
set forth in the transaction agreements. For
purposes of this criterion, "federally
insured depository institution" with respect
to a foreign financial institution means a
foreign financial institution that meets the
requirements of Rule 13k-1(b)(1) of the
Securities Exchange Act.

X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to
prevent unauthorized access.
X
1
The Asserting Party is responsible for this criteria except as it pertains to lockbox payments.
2
Another party is responsible for the lockbox components of this criterion.

52 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by
SunTrust
Mortgage,
Inc.
Performed
by
Vendor(s)
for which
SunTrust
Mortgage,
Inc. is the
Responsible
Party
Inapplicable
Servicing
Criteria
1122(d)(2)(vii)
Reconciliat ions are prepared on a monthly
basis for all asset -backed securities related
bank accounts, including custodial
accounts and related bank clearing
accounts. These reconciliations are (A)
mathematically accurate; (B) prepared
within 30 calendar days after the bank
statement cutoff date, or such other
number of days specified in the transaction
agreements; (C) reviewed and approved by
someone other than the person who
prepared the reconciliation; and (D)
contain explanations for reconciling items.
These reconciling items are resolved
within 90 calendar days of their original
identification, or such other number of
days specified in the transaction
agreements.

X
Investor Remittances and
Reporting
1122(d)(3)(i)
Reports to investors, including those to be
filed with the Commission, are maintained
in accordance with the transaction
agreements and applicable Commission
requirements. Specifically, such reports
(A) are prepared in accordance with
timeframes and other terms set forth in the
transaction agreements; (B) provide
information calculated in accordance with
the terms specified in the transaction
agreements; (C) are filed with the
Commission as required by its rules and
regulations; and (D) agree with investors'
or the trustee's records as to the t otal
unpaid principal balance and number of
pool assets serviced by the Servicer.

X
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set
forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
Servicer's investor records, or such other
number of days specified in the transaction
agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is
maintained as required by the transaction
agreements or related mortgage loan

X

53 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by
SunTrust
Mortgage,
Inc.
Performed
by
Vendor(s)
for which
SunTrust
Mortgage,
Inc. is the
Responsible
Party
Inapplicable
Servicing
Criteria
documents.
1122(d)(4)(ii)
Pool asset and related documents are
safeguarded as required by the transaction
agreements

X
1122(d)(4)(iii)
Any additions, removals or substitutions to
the asset pool are made, reviewed and
approved in accordance with any
conditions or requirements in the
transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any
payoffs, made in accordance with the
related pool asset documents are posted to
the Servicer's obligor records maintained
no more than two business days after
receipt, or such other number of days
specified in the transaction agreements,
and allocated to principal, interest or other
items (e.g., escrow) in accordance with the
related pool asset documents.

X
1122(d)(4)(v)
The Servicer's records regarding the pool
assets agree with the Servicer's records
with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status
of an obligor's pool assets (e.g., loan
modifications or re-agings) are made,
reviewed and approved by authorized
personnel in accordance with the
transaction agreements and related pool
asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds
in lieu of foreclosure, foreclosures and
repossessions, as applicable) are initiated,
conducted and concluded in accordance
with the timeframes or other requirements
established by the transaction agreements.

X
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset
is delinquent in accordance with the
transaction agreements. Such records are
maintained on at least a monthly basis, or
such other period specified in the
transaction agreements, and describe the
entity's activities in monitoring delinquent
pool assets including, for example, phone
calls, letters and payment rescheduling
plans in cases where delinquency is
deemed temporary (e.g., illness or
unemployment).

X
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for pool assets with variable rates
X

54 of 63
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Reference
Criteria
Performed
Directly
by
SunTrust
Mortgage,
Inc.
Performed
by
Vendor(s)
for which
SunTrust
Mortgage,
Inc. is the
Responsible
Party
Inapplicable
Servicing
Criteria
are computed based on the related pool
asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an
obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance
with the obligor's pool asset documents,
on at least an annual basis, or such other
period specified in the transaction
agreements; (B) interest on such funds is
paid, or credited, to obligors in accordance
with applicable pool asset documents and
state laws; and (C) such funds are returned
to the obligor within 30 calendar days of
full repayment of the related pool assets, or
such other number of days specified in the
transaction agreements.

X
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments) are
made on or before the related penalty or
expiration dates, as indicated on the
appropriate bills or notices for such
payments, provided that such support has
been received by the Servicer at least 30
calendar days prior to these dates, or such
other number of days specified in the
transaction agreements.

X(3)
X(4)
1122(d)(4)(xii)
Any late payment penalties in connection
with any payment to be made on behalf of
an obligor are paid from the Servicer's
funds and not charged to the obligor,
unless the late payment was due to the
obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two business
days to the obligor's records maintained by
the Servicer, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectible accounts are recognized and
recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other
support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation
AB, is maintained as set forth in the
transaction agreements.
X

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3
The Asserting Party is responsible for the criteria except as it pertains to insurance payments.
2
Another party is responsible for the insurance payments components of this criterio n

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Ex 33 n)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

(1) The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

57 of 63

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the

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transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collatera l or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

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Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timefra mes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

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Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Ex 33 o)
`A
[ZC STERLING logo]
KEEPING YOU FIRST
ZC Sterling Corporation
210 Interstate North Parkway
Suite400
Atlanta, GA 30339
Tel 770.690.8400
Fax 770.690.8240
http://www.zcsterling.com
Report on Assessment of Compliance with Securities and Exchange
Commission's Regulation AS Servicing Criteria
For the calendar year ending December 31 2006, or portion thereof (the "Period"), ZC
Sterling Insurance Agency, Inc. ("ZCSIA") has been a subcontractor for Servicers identified in Appendix A.

The undersigned are Senior Vice Presidents of ZCSIA, have sufficient authority to make the statements contained in this Assertion and are responsible for assessing compliance with the servicing criteria applicable to ZCSIA. ZCSIA has used the servicing criteria communicated to ZCSIA by the Servicer to assess compliance with the applicable servicing criteria. Accordingly, servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d)
4(xi), 1122 (d) 4(xii), and 1122 (d) 4(xiii) are applicable to the activities performed by
ZCSIA with respect to the Platforms covered by this report. The remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's
Regulation AB are not applicable to the activities performed by ZCSIA with respect to the Platform covered by this report. As a subcontractor for Servicer, ZCSIA has determined that it complied in all material respects with the servicing criteria listed below. ZCSIA engaged Ernst & Young, LLP ("E&Y"), a registered public accounting firm, to review ZCSIA assessment and E&Y has issued an attestation report on ZCSIA assessment of compliance with the applicable servicing criteria for the Period.

1.
ZCSIA maintained a fidelity bond and errors & omissions policy in effect on
ZCSIA throughout the reporting period in the amount of coverage required by the transaction agreements between the Servicer and ZCSIA (1122(d)((1)(iv)).

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2. To the extent that ZCSIA prints checks for Servicer or otherwise has
Servicer's checks or check stock, unissued checks are safeguarded so as to prevent unauthorized access (1122(d)(2)(vi)). [AS OF DECEMBER 31, 2006, THIS
PROVISION WILL APPLY ONLY FOR THE FOLLOWING SERVICERS: ABN
Amro Mortgage Group, Inc, Option One Mortgage Corporation, Sun Trust
Mortgage, Inc., HomEq Servicing Corporation, Wachovia Insurance Corporation,
Wells Fargo Home Mortgage.

3.
Payments made on behalf of Servicer's obligor for insurance premiums are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the
Servicer at least thirty (30) calendar days prior to these dates, or such other number of days specified in the transaction agreements between Servicer and ZCSIA
(1122(d)(4)(xi)).

4.
Any late payment penalties in connection with any payment for insurance to be made on behalf of Servicer's obligor are paid from the Servicer's funds or ZCSIA's funds and not charged to Servicer's obligor, unless the late payment was due to the obligor's error or omission (1122(d)(4)(xii)).

5.
File(s) provided to Servicer from which Servicer may make disbursements made on behalf of Servicer's obligor are provided to Servicer on an accurate and timely basis and the information thereon is subject to such controls as are specified in the transaction agreements between Servicer and ZCSIA (1122(d)(4)(xiii)).

Sincerely,
ZC STERLING INSURANCE AGENCY, INC.

By: /s/ Arthur J Castner

Arthur J. Castner
Title: Senior Vice President- Hazard Operations

Date: February 20, 2007

By: /s/ James P. Novak
James P. Novak

Title: Senior Vice President & General Counsel

Date: February 20, 2007

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Appendix A
The following is a list of Clients serviced on the ZC Sterling Integrated Product
Solution (ZIPS) Platform:
1. ABN Amro Mortgage Group, Inc.
2. Dovenmuehle Mortgage, Inc.
3. HomEq Servicing Corporation
4. Option One Mortgage Corporation
5. People's Choice Home Loan, Inc.
6. Sun Trust Mortgage, Inc.
7. Wachovia Insurance Agency (and its affiliates, including Wachovia Mortgage
Corporation)
8. Wells Fargo Home Mortgage

63 of 63

i
Bank of America, N.A. under criterion 1122(d) (2) (ii) makes authorized disbursements on behalf of an obligor for escrowed amounts ant to investors for their disbursements, except for specific, limited instances the fax monitoring vendors make disbursements on behalf of an obligor.
ii
Under criterion 1122 (d) (2) (ii),in specific limited instances the tax monitoring vendors make disbursements on behalf of an obligor.
iii
Criterion under 1122 (d) (3) (i) (b) are performed either by Bank of America, N. A. or another participant to the servicing function as described in the transaction agreements. Criterion under 1122 (d) (3) (i) (a), (c)
and (d) are performed by another party participating in the servicing function as described in the transaction agreements.
iv
Under criterion 1122 (d) (3) (ii) remittances may be made wither directly to the investor by Bank of
America, N.A. or another participant in the servicing function as described in the transaction agreements.
Another party participating in the servicing functions is responsible for allocations and distribution priorities as described in the transaction agreements.
v
Bank of America, N.A. performs the entire criterion 1122 (d) (4) (iv) except for the lockbox function, which is a specific, limited activity performed by a vendor.
vi
A vendor performs only the lockbox function for criterion 1122(d) (4) (iv).
vii
Bank of America, N.A. performs all of the functions under criterion 1122 (d) (4) (xi) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.
viii
A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122 (d) (4) (xi).
ix
Bank of America, N.A. performs all of the functions under criterion 1122 (d) (4) (xii) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.
x
A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122 (d) (4) (xii).
xi
Bank of America, N.A. performs all of the functions under criterion 1122 (d) (4) (xiii) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.
xii
A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122 (d) (4) (xiii).